UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2010

PSB Holdings, Inc.
(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other	(Commission File Number)	(I.R.S. Employer Identification No.)
jurisdiction of incorporation)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

(860) 928-6501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

 Item 5.07         Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of the shareholders of PSB Holdings, Inc. was held on November 5, 2010.

(b)	The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

			Broker
	For	Withheld	Non-Vote
Charles W. Bentley, Jr.	4,975,444	81,640	829,748
Paul M. Kelly	5,005,644	51,440	829,748
Charles H. Puffer	4,880,207	176,877	829,748

2.	The appointment of Shatswell, MacLeod & Company, P.C. as independent registered public accounting firm for the fiscal year ending June 30, 2011 was ratified by the shareholders by the following vote:

				Broker
	For	Against	Abstain	Non-Vote
Number of votes	5,878,229	8,576	27	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: November 8, 2010	By: /s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr.
President and Chief Financial Officer